(GRAPHIC OMITTED)              RAMP 2004-SL2                   June 7, 2004
-------------------------------------------------------------------------------
                       REVISED COMPUTATIONAL MATERIALS          (212) 325-0357



                        SEASONED MORTGAGE LOAN NEW ISSUE



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor

                           RAMP Series 2004-SL2 Trust
                                     Issuer

                         Residential Funding Corporation
                           Seller and Master Servicer


                                  $530,528,758
                                  (Approximate)

           Mortgage-Backed Pass-Through Certificates, Series 2004-SL2



                      Deutsche Bank Trust Company Americas
                                     Trustee



                         Credit Suisse First Boston LLC
                                   Underwriter





                               (GRAPHIC OMITTED)

                           Credit Suisse First Boston
      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION


The information contained in the attached materials is referred to as the "Information".


The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is revised and preliminary; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.


The Information addresses only certain aspects of the applicable Certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.


Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.


This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.


Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting your Credit Suisse First Boston representative.


I.  TRANSACTION SUMMARY - OFFERED CERTIFICATES


---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                             Expected     Original                            Avg.              Anticipated
---------                     Rating     Balance                              Life   Principal   Initial     Related
  Class         Type       (S&P/Moodys)     ($)      Coupon     Scenario     (Years)  Window   Subordination Group(s)
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
   A-I     Senior/Fixed/     AAA/Aaa     101,887,517  6.50%    45% CPR to     1.28   July 04      5.00%         I
           Pass -Through                                         Call              - June 09
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
           Senior/Fixed/                                       50% CPR to            July 04
  A-II     Pass -Through     AAA/Aaa     104,251,223  6.50%       Call        1.22   - Oct 08     5.00%         II
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                                                                                     July 04
            Senior/Fixed                                       45% CPR to            - June
  A-III    Pass -Through     AAA/Aaa     172,092,854  7.00%       Call        1.41      09        5.00%        III
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                                                                                     July 04
            Senior/Fixed                                       45% CPR to            - June
  A-IV     Pass -Through     AAA/Aaa     122,642,857  8.50%       Call        1.41      09        5.00%         IV
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
 A-I-IO    Senior/Interest   AAA/Aaa     3,190,7811   6.50%        N/A        N/A      N/A        5.00%         I
                Only
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
 A-I-PO    Senior/Principal  AAA/Aaa      1,497,924   0.00%        N/A        N/A      N/A        5.00%         I
                Only
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
           Senior/Interest                                                                                   II,
  A-IO          Only         AAA/Aaa     13,289,5811  7.00%        N/A        N/A      N/A        5.00%      III, IV
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
  A-PO     Senior/Principal  AAA/Aaa      4,417,187   0.00%        N/A         N/A     N/A        5.00%      II,
                Only                                                                                         III, IV
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                                                                                     July 04
                                                                                     - July
   R-I     Senior/Residual    AAA/NA             50   6.50%        N/A         N/A      04        5.00%         I
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                                                                                     July 04
                                                                                     - July
  R-II     Senior/Residual    AAA/NA             50   6.50%        N/A         N/A      04        5.00%         I
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                                                                                     July 04
                                                     7.163%     45% CPR to           - Sept                  I, II,
   M-1     Subordinate/WAC    AA+/NA     17,070,810  2             Call       5.59      11        1.80%      III, IV
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
                                                                                     July 04
                                                     7.163%    45% CPR to            - Sept                  I, II,
   M-2     Subordinate/WAC    AA/NA       2,934,045     2         Call        5.59      11        1.25%      III, IV
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------
   M-3     Subordinate/WAC     A/NA       2,133,851  7.163%    30% CPR to     7.67   July 04      0.85%      I, II,
                                                        2       Maturity             - Mar 29                III, IV
---------- --------------- ------------- ----------- -------- -------------- ------- --------- ------------- ---------




All collateral information contained herein is as of the Statistical Calculation Date of May 1, 2004. The Cut-Off Date for the RAMP 2004-SL2 trust will be June 1, 2004.

Information is subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.


____________________________________
           Normalized notional amount.

          The initial pass-through rate on the Class M Certificates is projected to be approximately 7.163% per annum. On any Distribution Date, the per annum pass-through rate on the Class M Certificates will equal the weighted average pass-through rates of the Class A-I, Class A-II, Class A-III, and Class A-IV Certificates, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

I.  TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES



-------- --------------- ------------- ---------- -------- ----------- ------- --------- ---------------- -----------
 Class        Type         Expected    Original   Coupon    Scenario   Avg.    Principal   Anticipated    Related
                            Rating     Balance                          Life                 Initial
                         (S&P/Moodys)     ($)                          (Years)  Window    Subordination     Groups
-------- --------------- ------------- ---------- -------- ----------- ------- --------- ---------------- -----------
  B-1    Subordinate/WAC    BBB/NA     1,600,388  7.163%   30% CPR      7.67   July 04        0.55%       I, II,
                                                           to
                                                  3         Maturity           - Mar 29                    III, IV
                                                           30% CPR
                                                  7.163%   to                  July 04                    I, II,
  B-2    Subordinate/WAC    BB-/NA     1,333,657     1      Maturity    7.67   - Mar 29       0.30%        III, IV
                                                           30% CPR
                                                  7.163%   to                  July 04                    I, II,
  B-3    Subordinate/WAC    NA/NA      1,600,388     1      Maturity    7.67   - Mar 29        --          III, IV


All collateral information contained herein is as of the Statistical Calculation Date of May 1, 2004. The Cut-Off Date for the RAMP 2004-SL2 trust will be June 1, 2004.


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.


__________________________
     1 The initial pass-through rate on the Class B Certificates is projected to be approximately 7.163% per annum. On any Distribution Date, the per annum pass-through rate on the Class B Certificates will equal the weighted average pass-through rates of the Class A-I, Class A-II, Class A-III, and Class A-IV Certificates, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

II.  COLLATERAL SUMMARY

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of May 1, 2004.



-----------------------------------------------------------------------------

                           Loan group I: 15 Year
Agg. Scheduled                             WA Original
Balance                $119,598,107        LTV                     64.48%
Avg. Scheduled                             WA Current
Balance                    $248,129        LTV                     44.77%
                                           WA Credit
WAC                           6.91%        Score                     730
WAM                             112        Full Doc                86.66%
Seasoning (months)               67        Reduced Doc             13.34%
California
Concentration                28.43%

           Loan group II: 30 year, GRoss mortgage rates < 7.125%
                                           WA Original
Agg. Scheduled Balance   $120,942,064      LTV                     71.00%
                                           WA Current
Avg. Scheduled Balance      $369,853       LTV                     65.09%
                                           WA Credit
WAC                            6.84%       Score                     708
WAM                              294       Full Doc                92.67%
Seasoning (months)                66       Reduced Doc              7.33%
California
Concentration                 28.75%
------------------------ -------------- -- -------------- -------------------

-----------------------------------------------------------------------------

      Loan Group III: 30 year, 7.125% <= GRoss mortgage rates < 8.000%
                                            WA Original
Agg. Scheduled Balance   $194,016,742       LTV                    72.62%
                                            WA Current
Avg. Scheduled Balance      $313,436        LTV                    67.79%
                                            WA Credit
WAC                            7.37%        Score                    677
WAM                              298        Full Doc               84.30%
Seasoning (months)                61        Reduced Doc            15.70%
California
Concentration                 33.24%
------------------------ --------------- -- -------------- ------------------

-----------------------------------------------------------------------------

           Loan Group Iv: 30 year, GRoss mortgage rates => 8.000%
                                            WA Original
Agg. Scheduled Balance   $139,022,911       LTV                    81.17%
Avg. Scheduled Balance        $89,679       WA Current LTV         77.61%
                                            WA Credit
WAC                             9.14%       Score                    620
WAM                               303       Full Doc               61.34%
Seasoning (months)                 57       Reduced Doc            38.66%
California
Concentration                   7.92%
------------------------ ---------------- - --------------- -----------------

-----------------------------------------------------------------------------

                  Aggregate Loan groups I, ii, III, and iv
                                             WA Original
Agg. Scheduled Balance   $573,559,825        LTV                   72.65%
                                             WA Current
Avg. Scheduled Balance       $192,599        LTV                   64.80%
                                             WA Credit
WAC                             7.59%        Score                   681
WAM                               259        Full Doc              80.99%
Seasoning (months)                 62        Reduced Doc           19.01%
California
Concentration                  25.16%
------------------------ ---------------- -- -------------- -----------------

III.  transaction TERMS

       Issuer                   RAMP Series 2004-SL2 Trust.

     Series Name: Mortgage-Backed Pass-Through Certificates, Series 2004-SL2.

     Depositor: Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of the Master Servicer.

       Master Servicer:         Residential Funding Corporation ("RFC").

     Subservicer: HomeComings Financial Network, Inc. ("HomeComings") will subservice approximately 49.91% of the mortgage loans as of the Statistical Calculation Date. HomeComings is a wholly-owned subsidiary of the Master Servicer.

       Trustee:                 Deutsche Bank Trust Company Americas.

       Sole Underwriter:        Credit Suisse First Boston LLC.

       Cut-off Date:            June 1, 2004.

       Statistical
       Calculation Date:        May 1, 2004.

       Closing Date:            On or about June 29, 2004.

       Investor Settle Date:    On or about June 30, 2004.

       Certificates:

  Class A-I, Class A-I-IO, Class A-I-PO, Class R-I and Class R-II Certificates (the "Group I Certificates").
  Class A-II Certificates (the "Group II Certificates").
  Class A-III Certificates (the "Group III Certificates").
  Class A-IV Certificates (the "Group IV Certificates").
  Class A-IO, Class A-PO, and together with the Group I Certificates (other than the Class R-I Certificates and Class R-II Certificates), Group II Certificates, Group III Certificates, and Group IV Certificates, the "Class A Certificates".
  The Class A-I-PO and Class A-PO are each referred to herein as a "Class PO Certificate".
  The Class R-I Certificates and Class R-II Certificates are together the "Class R Certificates".
  The Class A Certificates and Class R Certificates are together the "Senior Certificates".
  Class  M-1,  Class  M-2 and  Class  M-3  Certificates  (the  "Class M
  Certificates").
  Class  B-1,  Class  B-2 and  Class  B-3  Certificates  (the  "Class B
  Certificates").


     Offered Certificates: The Senior Certificates and the Class M Certificates.

       Non-Offered              Class B Certificates.
       Certificates:

     Distribution Date: The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in July 2004.

     Accrual Period: For any Distribution Date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that Distribution Date.

       Delay Days:              24 days.

     Optional Termination: On any Distribution Date on which the aggregate outstanding stated principal balance of the mortgage loans as of the related determination date is less than 1% of their aggregate principal balance as of the cut-off date, the Master Servicer may, but will not be required to: purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates; or, purchase all of the certificates.

     Certificate Ratings: The Senior Certificates are expected to be rated by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., ("S&P") and Moody's Investors Service, Inc. ("Moodys"), and the Subordinate Certificates are expected to be rated only by S&P, in all cases with the ratings indicated in Section I above.

     ERISAEligibility: The Class A Certificates and the Class M Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets subject to ERISA or 4975 of the Code, subject to considerations described in the prospectus supplement.

     SMMEA: When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 Certificates and Class M-3 Certificates will not, be "mortgage related securities" for the purposes of SMMEA.

     Registration:   The   Offered   Certificates,   other   than  the  Class  R
          Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.

     Federal Tax Treatment: The trust will make one or more REMIC elections.

     Principal and Interest Advancing: For any month, if the Master Servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the Master Servicer will advance its own funds to cover that shortfall. However, the Master Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

     Compensating Interest: For any Distribution Date, the Master Servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate principal balance of the mortgage loans immediately preceding that Distribution Date and
          (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans.


       Mortgage Loans:

          The aggregate principal balance of the mortgage pool as of the Statistical Calculation Date is approximately $573,559,825 and consists of approximately 2,978 fixed-rate, seasoned mortgage loans secured by first liens on residential properties.

          The mortgage pool consists of four groups of mortgage loans, substantially all of which were sourced from terminated Residential Funding Mortgage Securities I, Inc. and Residential Accredit Loans, Inc. trusts, RFC's shelf registrations for the securitization of Jumbo A and Alt-A mortgages, respectively. Group I is comprised of mortgage loans with an initial term to maturity of 15 years or less; Group II is comprised of mortgage loans with an initial term to maturity of up to 30 years and gross mortgage rates less than 7.125%; Group III is comprised of mortgage loans with an initial term to maturity of up to 30 years and gross mortgage rates equal to or greater than 7.125% and less than 8.000%; and Group IV is comprised of mortgage loans with an initial term to maturity of up to 30 years and gross mortgage rates equal to or greater than 8.000%.

          NOTE: Information contained herein reflects the May 1, 2004 Statistical Calculation Date scheduled balances. Collateral information contained herein is preliminary and indicative. On the Closing Date, the aggregate principal balance of the mortgage loans will equal the aggregate principal balance of the Certificates.


              ------------------------------------------------------

          Designation      Number of     Statistical Calculation
                        Mortgage Loans   Date Principal Balance

           Group I              482        $119,598,107
           Group II            327         $120,942,064
           Group III           619         $194,016,742
           Group IV          1,550         $139,022,911


          As of the Statistical Calculation Date, 2.70% of the mortgage loans have been one-month delinquent once in the previous twelve months and 6.28% of the mortgage loans have been one-month or more delinquent more than once in the previous twelve months. A loan is considered to be "one-month" or "30 to 59 days" delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on April 1st that remained unpaid as of the close of business on April 30th would still be considered current as of April 30th. If that payment remained unpaid as of the close of business on May 31st, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented herein as of the Statistical Calculation Date is determined and prepared as of the close of business on the last business day immediately prior to the Statistical Calculation Date.

          For  further  collateral   information,   see  "Collateral   Summary",
          "Collateral Details", and "Terminated Trust Historical Performance" herein.

     Priority of Distributions: Distributions on the Offered Certificates will be made from available amounts in each loan group as follows:
          Distributions of interest to the related interest-bearing Senior Certificates

         Distribution of principal to the related Class PO Certificates

         Distribution  of  principal  to the  remaining  classes of related
                 Senior Certificates entitled to principal

         Payment to Master Servicer for certain unreimbursed advances

         Distribution to the Class M Certificates in the following order:

         o Interest to the Class M-1

         o Principal to the Class M-1

         o Interest to the Class M-2

         o Principal to the Class M-2

         o Interest to the Class M-3

         o Principal to the Class M-3


     Distribution of Principal: The holders of the Senior Certificates of each group, other than the Class A-I-IO Certificates and Class A-IO Certificates, will be entitled to receive on each Distribution Date, to the extent of the portion of the related available distribution amount for such group remaining after the distribution of the related senior interest distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount and the related Class PO distribution amount in the order and priority described above.


          The holders of each class of Class M Certificates will be entitled to receive payments of principal on each Distribution Date to the extent of funds available from each loan group, after payments of interest and principal to the related Senior Certificates and any class of Class M Certificates with a higher payment priority, and after payments of interest to that class of Class M Certificates in the order and priority described above.

     Shifting of Interests:  All  principal  prepayments  and other  unscheduled payments of principal from each loan group will be allocated to the related Senior Certificates during the first five years after the closing date. A disproportionately large portion of principal prepayments and other unscheduled payments of principal will be allocated to the related Senior Certificates during the next four years, subject to loss and delinquency tests described in the prospectus supplement. This provides additional credit enhancement for the related Senior Certificates by reserving a greater portion of the principal balance of the Class M Certificates and Class B Certificates for the absorption of losses.


          All mortgagor prepayments not otherwise distributable to the related Senior Certificates will be allocated on a pro rata basis among the class of Class M Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Class M Certificates and Class B Certificates for which certain loss levels established for that class in the pooling and servicing agreement have not been exceeded. The related loss level on any Distribution Date would be satisfied as to any class M-2, Class M-3 or Class B Certificates, respectively, only if the sum of the current percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto.

     Subordination: Losses, other than excess fraud losses, excess bankruptcy losses, and excess special hazard losses, will be allocated in full first to the Class B Certificates, then to the Class M-3, Class M-2 and Class M-1 Certificates, in that order. Excess fraud losses, excess bankruptcy losses, and excess special hazard losses will be allocated to all Classes of certificates pro rata (other than a Class PO Certificate, which will bear a share of such excess loss equal to its percentage interest in the principal of the related mortgage loan.) If the certificate principal balances of the Class M Certificates and Class B Certificates have been reduced to zero, losses on the mortgage loans in a loan group will be allocated among the related Senior Certificates, as more fully described in the prospectus supplement.

          Investors in the Senior Certificates should be aware that because the Class M Certificates and Class B Certificates represent interests in all loan groups, the certificate principal balances of the Class M Certificates and Class B Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the mortgage loans in one or more loan groups. Therefore, notwithstanding that realized losses on the mortgage loans in one loan group may only be allocated to the related Senior Certificates, the allocation to the Class M Certificates and Class B Certificates of realized losses on the mortgage loans in the other loan groups will reduce the subordination provided to such Senior Certificates by the Class M Certificates and Class B Certificates and increase the likelihood that realized losses may be allocated to such Senior Certificates.



IV.  Terminated trust historical performance  (Information as of April 25, 2004)



Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of May 1, 2004.




V.   Collateral details:  aggregate collateral tableS

Credit Score Distribution of the Mortgage
Loans

----------------------------------------------------------------------------------------------
                                                                                Weighted
                                                                                 Average
                                                      Percentage of Average      Current
Credit Score Distribution    Number of       Principal   Mortgage   Principal  Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Ratio (%)
----------------------------------------------------------------------------------------------
499 or less                       160       19,164,364     3.34      119,777       72.96
----------------------------------------------------------------------------------------------
500 - 519                         130       19,777,991     3.45      152,138       75.43
----------------------------------------------------------------------------------------------
520 - 539                         140       17,084,990     2.98      122,036       74.35
----------------------------------------------------------------------------------------------
540 - 559                         112       15,240,867     2.66      136,079       74.58
----------------------------------------------------------------------------------------------
560 - 579                         153       24,235,047     4.23      158,399       72.51
----------------------------------------------------------------------------------------------
580 - 599                         152       22,727,549     3.96      149,523       70.74
----------------------------------------------------------------------------------------------
600 - 619                         174       23,813,620     4.15      136,860       71.78
----------------------------------------------------------------------------------------------
620 - 639                         218       30,417,159     5.30      139,528       72.61
----------------------------------------------------------------------------------------------
640 - 659                         242       38,072,930     6.64      157,326       68.91
----------------------------------------------------------------------------------------------
660 - 679                         239       43,467,553     7.58      181,873       67.37
----------------------------------------------------------------------------------------------
680 - 699                         203       43,131,380     7.52      212,470       64.93
----------------------------------------------------------------------------------------------
700 - 719                         201       49,108,822     8.56      244,322       62.58
----------------------------------------------------------------------------------------------
720 - 739                         201       45,097,734     7.86      224,367       60.71
----------------------------------------------------------------------------------------------
740 - 759                         154       40,932,058     7.14      265,793       59.58
----------------------------------------------------------------------------------------------
760 or greater                    481      139,794,464    24.37      290,633       56.40
----------------------------------------------------------------------------------------------
Subtotal                         2,960     572,066,529    99.74      193,266       64.79
----------------------------------------------------------------------------------------------
N/A                               18        1,493,296      0.26      82,961        66.60
----------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599       64.80
----------------------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances of the
Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Mortgage Loan    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Principal Balances of the Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
Mortgage Loans
------------------------------------------------------------------------------------------------------------
0 - 100,000                      1,253      67,722,614    11.81      54,048         621          77.33
------------------------------------------------------------------------------------------------------------
100,001 - 200,000                 385       48,682,579     8.49      126,448        597          78.28
------------------------------------------------------------------------------------------------------------
200,001 - 300,000                 154       32,522,271     5.67      211,184        596          71.61
------------------------------------------------------------------------------------------------------------
300,001 - 400,000                 599      177,216,904    30.90      295,855        703          63.36
------------------------------------------------------------------------------------------------------------
400,001 - 500,000                 338      124,455,205    21.70      368,211        708          60.87
------------------------------------------------------------------------------------------------------------
500,001 - 600,000                 143       61,761,059    10.77      431,896        717          59.29
------------------------------------------------------------------------------------------------------------
600,001 - 700,000                 69        35,270,197     6.15      511,162        702          58.35
------------------------------------------------------------------------------------------------------------
700,001 - 800,000                 16        9,830,341      1.71      614,396        736          50.42
------------------------------------------------------------------------------------------------------------
800,001 - 900,000                  4        3,228,781      0.56      807,195        699          54.49
------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000               15        11,504,480     2.01      766,965        688          45.13
------------------------------------------------------------------------------------------------------------
1,000,001 - 1,100,000              2        1,365,394      0.24      682,697        570          54.33
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------





Net Mortgage Rates of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Net Mortgage Rates         Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
5.500 - 5.999                     25        7,648,459      1.33      305,938        734          48.26
------------------------------------------------------------------------------------------------------------
6.000 - 6.499                     243       82,360,119    14.36      338,931        729          55.38
------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     737      236,110,269    41.17      320,367        707          60.43
------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     339       97,664,390    17.03      288,096        665          66.54
------------------------------------------------------------------------------------------------------------
7.500 - 7.999                     159       23,707,802     4.13      149,106        625          69.76
------------------------------------------------------------------------------------------------------------
8.000 - 8.499                     308       33,354,999     5.82      108,295        622          73.51
------------------------------------------------------------------------------------------------------------
8.500 - 8.999                     450       39,770,104     6.93      88,378         614          75.99
------------------------------------------------------------------------------------------------------------
9.000 - 9.499                     414       29,857,438     5.21      72,119         617          79.18
------------------------------------------------------------------------------------------------------------
9.500 - 9.999                     234       17,398,098     3.03      74,351         633          84.43
------------------------------------------------------------------------------------------------------------
10.000 - 10.499                   35        2,970,829      0.52      84,881         636          93.27
------------------------------------------------------------------------------------------------------------
10.500 - 10.999                   15        1,252,273      0.22      83,485         648          82.01
------------------------------------------------------------------------------------------------------------
11.000 - 11.499                    8         839,588       0.15      104,948        565          94.90
------------------------------------------------------------------------------------------------------------
11.500 - 11.999                    3         259,200       0.05      86,400         500          96.72
------------------------------------------------------------------------------------------------------------
12.000 - 12.499                    1         107,330       0.02      107,330        463          68.00
------------------------------------------------------------------------------------------------------------
12.500 - 12.999                    4         175,492       0.03      43,873         619          66.60
------------------------------------------------------------------------------------------------------------
13.000 - 13.499                    1          41,126       0.01      41,126         496          68.00
------------------------------------------------------------------------------------------------------------
13.500 - 13.999                    1          13,337       0.00      13,337         539          61.00
------------------------------------------------------------------------------------------------------------
14.000 - 14.499                    1          28,972       0.01      28,972         639          54.00
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Mortgage Rates of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Rates              Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
6.000 - 6.499                     43        13,434,881     2.34      312,439        739          49.85
------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     438      145,206,238    25.32      331,521        723          56.08
------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     645      201,689,628    35.16      312,697        698          62.81
------------------------------------------------------------------------------------------------------------
7.500 - 7.999                     267       71,817,704    12.52      268,980        655          66.25
------------------------------------------------------------------------------------------------------------
8.000 - 8.499                     163       22,373,403     3.90      137,260        631          72.36
------------------------------------------------------------------------------------------------------------
8.500 - 8.999                     396       40,199,089     7.01      101,513        615          74.20
------------------------------------------------------------------------------------------------------------
9.000 - 9.499                     402       32,649,305     5.69      81,217         617          76.15
------------------------------------------------------------------------------------------------------------
9.500 - 9.999                     426       32,090,438     5.59      75,330         620          80.62
------------------------------------------------------------------------------------------------------------
10.000 - 10.499                   144       9,832,815      1.71      68,283         637          88.72
------------------------------------------------------------------------------------------------------------
10.500 - 10.999                   23        1,796,956      0.31      78,129         647          91.70
------------------------------------------------------------------------------------------------------------
11.000 - 11.499                   13        1,098,831      0.19      84,525         638          85.67
------------------------------------------------------------------------------------------------------------
11.500 - 11.999                    8         809,649       0.14      101,206        554          94.79
------------------------------------------------------------------------------------------------------------
12.000 - 12.499                    2         194,633       0.03      97,317         492          95.30
------------------------------------------------------------------------------------------------------------
13.000 - 13.499                    5         282,822       0.05      56,564         560          67.13
------------------------------------------------------------------------------------------------------------
13.500 - 13.999                    1          41,126       0.01      41,126         496          68.00
------------------------------------------------------------------------------------------------------------
14.500 - 14.999                    2          42,308       0.01      21,154         607          56.21
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------






Original LTV Ratios of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original LTV Ratios        Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      164       45,127,366     7.87      275,167        725          33.94
------------------------------------------------------------------------------------------------------------
50.01 - 55.00                     74        19,853,235     3.46      268,287        717          44.54
------------------------------------------------------------------------------------------------------------
55.01 - 60.00                     127       33,263,691     5.80      261,919        722          48.80
------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     167       43,998,958     7.67      263,467        702          53.37
------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     307       64,867,099    11.31      211,293        702          58.58
------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     370       83,607,852    14.58      225,967        685          65.71
------------------------------------------------------------------------------------------------------------
75.01 - 80.00                     957      201,083,256    35.06      210,118        673          72.02
------------------------------------------------------------------------------------------------------------
80.01 - 85.00                     108       12,759,607     2.22      118,145        635          78.47
------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     517       50,141,565     8.74      96,986         619          83.70
------------------------------------------------------------------------------------------------------------
90.01 - 95.00                     98        9,720,916      1.69      99,193         570          90.80
------------------------------------------------------------------------------------------------------------
95.01 - 100.00                    33        3,651,918      0.64      110,664        644          97.72
------------------------------------------------------------------------------------------------------------
100.01 - 105.00                   23        2,373,234      0.41      103,184        616          101.25
------------------------------------------------------------------------------------------------------------
105.01 - 110.00                   33        3,111,127      0.54      94,277         683          104.24
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------

Current LTV Ratios

                                                                                 Weighted
                                                      Percentage of Average      Average
Current LTV Ratios           Number of       Principal   Mortgage   Principal     Credit
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score
----------------------------------------------------------------------------------------------
0.01 - 50.00                      479      108,651,135    18.94      226,829        729
----------------------------------------------------------------------------------------------
50.01 - 55.00                     114       34,765,863     6.06      304,964        725
----------------------------------------------------------------------------------------------
55.01 - 60.00                     164       46,525,409     8.11      283,692        704
----------------------------------------------------------------------------------------------
60.01 - 65.00                     193       49,191,890     8.58      254,880        692
----------------------------------------------------------------------------------------------
65.01 - 70.00                     287       65,387,947    11.40      227,833        676
----------------------------------------------------------------------------------------------
70.01 - 75.00                     466      109,053,949    19.01      234,021        676
----------------------------------------------------------------------------------------------
75.01 - 80.00                     575       93,124,186    16.24      161,955        648
----------------------------------------------------------------------------------------------
80.01 - 85.00                     195       22,701,896     3.96      116,420        621
----------------------------------------------------------------------------------------------
85.01 - 90.00                     356       29,948,433     5.22      84,125         603
----------------------------------------------------------------------------------------------
90.01 - 95.00                     62        5,213,853      0.91      84,094         583
----------------------------------------------------------------------------------------------
95.01 - 100.00                    37        4,019,320      0.70      108,630        651
----------------------------------------------------------------------------------------------
100.01 - 105.00*                  50        4,975,943      0.87      99,519         650
----------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681
----------------------------------------------------------------------------------------------
        * No loan with a Current LTV in excess of 100.00% will be included in the final mortgage loan population.

Geographic Distribution of the Mortgaged Properties

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Geographic Distribution of    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgaged Properties  Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
California                        452      144,279,545    25.16      319,203        719          59.24
------------------------------------------------------------------------------------------------------------
Texas                             311       52,053,326     9.08      167,374        657          69.09
------------------------------------------------------------------------------------------------------------
New York                          188       38,707,377     6.75      205,890        688          60.95
------------------------------------------------------------------------------------------------------------
Florida                           204       34,646,856     6.04      169,838        679          65.17
------------------------------------------------------------------------------------------------------------
Georgia                           148       29,995,843     5.23      202,675        651          67.29
------------------------------------------------------------------------------------------------------------
Virginia                          76        21,487,549     3.75      282,731        698          65.95
------------------------------------------------------------------------------------------------------------
Other                            1,599     252,389,329    44.00      157,842        666          67.23
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------



Loan Purpose of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Loan Purpose             n    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
Equity Refinance                  728      110,536,875    19.27      151,836        669          62.72
------------------------------------------------------------------------------------------------------------
Purchase                         1,395     239,702,477    41.79      171,830        675          71.81
------------------------------------------------------------------------------------------------------------
Rate/Term Refinance               855      223,320,472    38.94      261,194        693          58.30
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Occupancy Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Occupancy Types              Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
Primary Residence                2,063     507,869,001    88.55      246,180        684          63.64
------------------------------------------------------------------------------------------------------------
Second / Vacation                 80        16,220,685     2.83      202,759        712          61.15
------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                835       49,470,138     8.63      59,246         636          77.84
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Mortgaged Property Types of the Mortgage
Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgaged Property Types      Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
Single Family Detached           1,981     410,708,982    71.61      207,324        685          63.54
------------------------------------------------------------------------------------------------------------
Townhouse                         37        4,253,906      0.74      114,970        645          72.82
------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5
stories)                          125       13,408,128     2.34      107,265        681          67.83
------------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8
stories)                           2         395,437       0.07      197,719        750          76.64
------------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories
or more)                          11        2,840,993      0.50      258,272        716          62.36
------------------------------------------------------------------------------------------------------------
Cooperative Units                  4         801,441       0.14      200,360        717          34.53
------------------------------------------------------------------------------------------------------------
Manufactured Housing              39        2,876,507      0.50      73,757         619          75.31
------------------------------------------------------------------------------------------------------------
Condotel                           6         650,880       0.11      108,480        736          61.70
------------------------------------------------------------------------------------------------------------
Leasehold                          4         642,942       0.11      160,736        634          74.05
------------------------------------------------------------------------------------------------------------
PUD (Attached)                    26        3,514,601      0.61      135,177        629          69.13
------------------------------------------------------------------------------------------------------------
PUD (Detached)                    350      103,574,137    18.06      295,926        682          65.19
------------------------------------------------------------------------------------------------------------
Single Family Dwelling -
2-4 Units                         393       29,891,870     5.21      76,061         636          77.52
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Mortgage Loan Documentation Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Loan Documentation    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Types of the Mortgage Loans   Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
Full Documentation               2,273     464,543,460    80.99      204,375        686          65.03
------------------------------------------------------------------------------------------------------------
Reduced Documentation             705      109,016,365    19.01      154,633        661          63.79
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Original Term of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Term                Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
120 - 180                         482      119,598,107    20.85      248,129        730          44.77
------------------------------------------------------------------------------------------------------------
240 - 360                        2,496     453,961,717    79.15      181,876        668          70.08
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Remaining Amortization Term of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Remaining Amortization Term    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
0                                  5          1,149        0.00        230          720           1.00
------------------------------------------------------------------------------------------------------------
1 - 24                            32        1,446,602      0.25      45,206         749           9.55
------------------------------------------------------------------------------------------------------------
25 - 48                           57        7,400,828      1.29      129,839        749          22.27
------------------------------------------------------------------------------------------------------------
49 - 72                           110       18,606,785     3.24      169,153        748          26.38
------------------------------------------------------------------------------------------------------------
73 - 96                           41        7,882,847      1.37      192,265        733          36.70
------------------------------------------------------------------------------------------------------------
97 - 120                          144       44,788,945     7.81      311,034        725          49.94
------------------------------------------------------------------------------------------------------------
121 - 144                         87        26,353,747     4.59      302,917        719          53.83
------------------------------------------------------------------------------------------------------------
145 - 168                         57        19,226,177     3.35      337,301        730          51.61
------------------------------------------------------------------------------------------------------------
169 - 192                         26        3,656,001      0.64      140,615        689          56.54
------------------------------------------------------------------------------------------------------------
193 - 216                         46        6,404,087      1.12      139,219        661          61.69
------------------------------------------------------------------------------------------------------------
217 - 240                         134       30,196,839     5.26      225,350        668          62.53
------------------------------------------------------------------------------------------------------------
241 - 264                         165       19,222,957     3.35      116,503        636          68.40
------------------------------------------------------------------------------------------------------------
265 - 288                         319       54,760,958     9.55      171,664        667          69.70
------------------------------------------------------------------------------------------------------------
289 - 312                        1,165     229,901,092    40.08      197,340        666          70.66
------------------------------------------------------------------------------------------------------------
313 - 336                         589      103,670,779    18.07      176,012        675          74.19
------------------------------------------------------------------------------------------------------------
361 or greater                     1          40,032       0.01      40,032         431          81.00
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Seasoning of the Mortgage Loans

------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Seasoning                     Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
25 - 36                           240       92,775,121    16.18      386,563        724          62.08
------------------------------------------------------------------------------------------------------------
37 - 48                           785       80,484,489    14.03      102,528        632          79.72
------------------------------------------------------------------------------------------------------------
49 - 60                           622       95,567,403    16.66      153,645        666          67.66
------------------------------------------------------------------------------------------------------------
61 - 72                           844      232,097,635    40.47      274,997        688          63.95
------------------------------------------------------------------------------------------------------------
73 - 84                           63        6,296,487      1.10      99,944         643          67.06
------------------------------------------------------------------------------------------------------------
85 - 96                            4         188,051       0.03      47,013         581          66.72
------------------------------------------------------------------------------------------------------------
97 or greater                     420       66,150,638    11.53      157,502        682          49.08
------------------------------------------------------------------------------------------------------------
Total:                           2,978     573,559,825    100.00     192,599        681          64.80
------------------------------------------------------------------------------------------------------------


Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation
Date of May 1, 2004.



V. Collateral details:  group I collateral tableS

Credit Score Distribution of the Mortgage
Loans

-----------------------------------------------------------------------------------------------

                                                                                 Weighted
                                                      Percentage of Average      Average
Credit Score Distribution    Number of       Principal   Mortgage   Principal     Credit
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score
-----------------------------------------------------------------------------------------------
499 or less                        7         269,013       0.22       38,430        57.37
-----------------------------------------------------------------------------------------------
500 - 519                          2         379,205       0.32      189,603        54.70
-----------------------------------------------------------------------------------------------
520 - 539                          8         912,794       0.76      114,099        44.83
-----------------------------------------------------------------------------------------------
540 - 559                          5        1,259,275      1.05      251,855        64.46
-----------------------------------------------------------------------------------------------
560 - 579                         10        1,762,833      1.47      176,283        48.01
-----------------------------------------------------------------------------------------------
580 - 599                         10        1,888,348      1.58      188,835        56.88
-----------------------------------------------------------------------------------------------
600 - 619                         11        2,446,657      2.05      222,423        46.74
-----------------------------------------------------------------------------------------------
620 - 639                         17        3,359,555      2.81      197,621        49.03
-----------------------------------------------------------------------------------------------
640 - 659                         19        6,720,570      5.62      353,714        53.45
-----------------------------------------------------------------------------------------------
660 - 679                         31        7,417,188      6.20      239,264        46.96
-----------------------------------------------------------------------------------------------
680 - 699                         31        7,793,949      6.52      251,418        41.31
-----------------------------------------------------------------------------------------------
700 - 719                         34        9,669,311      8.08      284,392        43.66
-----------------------------------------------------------------------------------------------
720 - 739                         47        11,779,730     9.85      250,633        42.24
-----------------------------------------------------------------------------------------------
740 - 759                         47        12,319,937    10.30      262,126        42.52
-----------------------------------------------------------------------------------------------
760 or greater                    203       51,619,741    43.16      254,284        43.63
-----------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129        44.77
-----------------------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances of the
Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Mortgage Loan       Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Principal Balances        Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
of the Mortgage Loans
-------------------------------------------------------------------------------------------------------------
0 - 100,000                       39        1,391,303      1.16       35,674         604          48.89
-------------------------------------------------------------------------------------------------------------
100,001 - 200,000                  5         418,334       0.35       83,667         732          53.83
-------------------------------------------------------------------------------------------------------------
200,001 - 300,000                 25        2,902,440      2.43      116,098         641          38.24
-------------------------------------------------------------------------------------------------------------
300,001 - 400,000                 198       44,563,981    37.26      225,071         728          46.61
-------------------------------------------------------------------------------------------------------------
400,001 - 500,000                 118       33,374,305    27.91      282,833         738          46.55
-------------------------------------------------------------------------------------------------------------
500,001 - 600,000                 51        16,170,277    13.52      317,064         745          39.25
-------------------------------------------------------------------------------------------------------------
600,001 - 700,000                 32        13,069,292    10.93      408,415         730          47.63
-------------------------------------------------------------------------------------------------------------
700,001 - 800,000                  5        2,330,469      1.95      466,094         783          31.38
-------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                8        4,952,921      4.14      619,115         719          37.61
-------------------------------------------------------------------------------------------------------------
1,000,001 - 1,100,000              1         424,786       0.36      424,786         700          13.00
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------





Net Mortgage Rates of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Net Mortgage Rates           Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
5.500 - 5.999                     19        5,798,258      4.85      305,171         750          45.34
-------------------------------------------------------------------------------------------------------------
6.000 - 6.499                     146       45,754,389    38.26      313,386         738          46.53
-------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     240       56,900,543    47.58      237,086         730          42.67
-------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     40        8,579,854      7.17      214,496         705          45.77
-------------------------------------------------------------------------------------------------------------
7.500 - 7.999                      8        1,401,329      1.17      175,166         654          57.89
-------------------------------------------------------------------------------------------------------------
8.000 - 8.499                      6         457,740       0.38       76,290         657          45.55
-------------------------------------------------------------------------------------------------------------
8.500 - 8.999                     10         232,083       0.19       23,208         608          49.85
-------------------------------------------------------------------------------------------------------------
9.000 - 9.499                      4          88,481       0.07       22,120         553          37.75
-------------------------------------------------------------------------------------------------------------
9.500 - 9.999                      1          74,406       0.06       74,406         701          68.00
-------------------------------------------------------------------------------------------------------------
10.000 - 10.499                    2          93,172       0.08       46,586         569          68.28
-------------------------------------------------------------------------------------------------------------
11.000 - 11.499                    1          60,130       0.05       60,130         471          64.00
-------------------------------------------------------------------------------------------------------------
11.500 - 11.999                    1          40,032       0.03       40,032         431          81.00
-------------------------------------------------------------------------------------------------------------
12.500 - 12.999                    2          75,382       0.06       37,691         612          56.66
-------------------------------------------------------------------------------------------------------------
13.500 - 13.999                    1          13,337       0.01       13,337         539          61.00
-------------------------------------------------------------------------------------------------------------
14.000 - 14.499                    1          28,972       0.02       28,972         639          54.00
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Mortgage Rates of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Rates               Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
6.000 - 6.499                     33        10,088,210     8.44      305,703         756          47.34
-------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     231       66,259,915    55.40      286,839         732          45.78
-------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     161       35,557,196    29.73      220,852         732          40.70
-------------------------------------------------------------------------------------------------------------
7.500 - 7.999                     22        5,284,323      4.42      240,196         692          48.78
-------------------------------------------------------------------------------------------------------------
8.000 - 8.499                      6        1,244,730      1.04      207,455         650          62.00
-------------------------------------------------------------------------------------------------------------
8.500 - 8.999                     12         617,342       0.52       51,445         635          48.47
-------------------------------------------------------------------------------------------------------------
9.000 - 9.499                      5         100,947       0.08       20,189         633          35.47
-------------------------------------------------------------------------------------------------------------
9.500 - 9.999                      3          60,015       0.05       20,005         580          37.63
-------------------------------------------------------------------------------------------------------------
10.000 - 10.499                    1          74,406       0.06       74,406         701          68.00
-------------------------------------------------------------------------------------------------------------
10.500 - 10.999                    2          93,172       0.08       46,586         569          68.28
-------------------------------------------------------------------------------------------------------------
11.500 - 11.999                    1          60,130       0.05       60,130         471          64.00
-------------------------------------------------------------------------------------------------------------
12.000 - 12.499                    1          40,032       0.03       40,032         431          81.00
-------------------------------------------------------------------------------------------------------------
13.000 - 13.499                    2          75,382       0.06       37,691         612          56.66
-------------------------------------------------------------------------------------------------------------
14.500 - 14.999                    2          42,308       0.04       21,154         607          56.21
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------






Original LTV Ratios of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original LTV Ratios          Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      75        18,504,622    15.47      246,728         737          26.78
-------------------------------------------------------------------------------------------------------------
50.01 - 55.00                     37        8,567,103      7.16      231,543         705          37.54
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                     46        9,983,418      8.35      217,031         757          36.37
-------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     59        16,976,781    14.19      287,742         717          44.36
-------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     82        21,296,165    17.81      259,709         744          47.51
-------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     63        14,973,969    12.52      237,682         723          50.34
-------------------------------------------------------------------------------------------------------------
75.01 - 80.00                     106       26,300,730    21.99      248,120         731          55.83
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                      4         951,113       0.80      237,778         678          60.61
-------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     10        2,044,206      1.71      204,421         686          63.34
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Current LTV Ratios

                                                                                 Weighted
                                                      Percentage of Average      Average
Current LTV Ratios            Number of       Principal   Mortgage   Principal     Credit
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score
-----------------------------------------------------------------------------------------------
0.01 - 50.00                      320       69,639,639    58.23      217,624         736
-----------------------------------------------------------------------------------------------
50.01 - 55.00                     51        14,609,065    12.22      286,452         729
-----------------------------------------------------------------------------------------------
55.01 - 60.00                     46        15,988,887    13.37      347,584         729
-----------------------------------------------------------------------------------------------
60.01 - 65.00                     33        10,273,698     8.59      311,324         725
-----------------------------------------------------------------------------------------------
65.01 - 70.00                     21        5,973,616      4.99      284,458         683
-----------------------------------------------------------------------------------------------
70.01 - 75.00                     10        3,073,170      2.57      307,317         720
-----------------------------------------------------------------------------------------------
80.01 - 85.00                      1          40,032       0.03       40,032         431
-----------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730
-----------------------------------------------------------------------------------------------


Geographic Distribution of the Mortgaged Properties

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Geographic Distribution      Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
California                        129       33,999,443    28.43      263,562         751          39.31
-------------------------------------------------------------------------------------------------------------
New York                          47        10,223,013     8.55      217,511         733          42.82
-------------------------------------------------------------------------------------------------------------
Texas                             35        9,691,902      8.10      276,911         701          53.52
-------------------------------------------------------------------------------------------------------------
Georgia                           22        6,563,753      5.49      298,352         722          53.04
-------------------------------------------------------------------------------------------------------------
Florida                           31        5,982,921      5.00      192,997         730          43.56
-------------------------------------------------------------------------------------------------------------
New Jersey                        16        3,680,813      3.08      230,051         742          44.62
-------------------------------------------------------------------------------------------------------------
Other                             202       49,456,263    41.35      244,833         721          46.27
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------








Loan Purpose of the Mortgage Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Loan Purpose                  Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Equity Refinance                  99        20,967,604    17.53      211,794         724          43.39
-------------------------------------------------------------------------------------------------------------
Purchase                          118       33,113,233    27.69      280,621         739          50.15
-------------------------------------------------------------------------------------------------------------
Rate/Term Refinance               265       65,517,270    54.78      247,235         728          42.49
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Occupancy Types of the Mortgage Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Occupancy Types              Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Primary Residence                 454      113,880,481    95.22      250,838         730          44.61
-------------------------------------------------------------------------------------------------------------
Second / Vacation                 19        5,510,577      4.61      290,030         733          47.91
-------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                 9         207,049       0.17       23,005         647          50.43
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Mortgaged Property Types of the Mortgage
Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgaged Property Type    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Single Family Detached            384       93,131,292    77.87      242,529         731          44.15
-------------------------------------------------------------------------------------------------------------
Townhouse                          1          17,386       0.01       17,386         610          29.00
-------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5
stories)                          11        2,661,340      2.23      241,940         715          47.16
-------------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories
or more)                           3        1,147,604      0.96      382,535         691          53.65
-------------------------------------------------------------------------------------------------------------
Cooperative Units                  3         532,460       0.45      177,487         736          27.21
-------------------------------------------------------------------------------------------------------------
PUD (Attached)                     1         310,557       0.26      310,557         652          59.00
-------------------------------------------------------------------------------------------------------------
PUD (Detached)                    76        21,560,945    18.03      283,697         735          47.11
-------------------------------------------------------------------------------------------------------------
Single Family Dwelling -
2-4 Units                          3         236,523       0.20       78,841         598          29.31
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Mortgage Loan Documentation Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Loan Documentation    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Types of the Mortgage Loans   Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Full Documentation                403      103,642,843    86.66      257,178         729          45.27
-------------------------------------------------------------------------------------------------------------
Reduced Documentation             79        15,955,265    13.34      201,965         736          41.53
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------






Original Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Term                Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
120 - 180                         482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Remaining Amortization Term of the Mortgage Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Remaining Amortization Term    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
------------------------------------------------------------------------------------------------------------
0                                  3           720         0.00        240           709           1.00
-------------------------------------------------------------------------------------------------------------
1 - 24                            26        1,389,326      1.16       53,436         750           9.72
-------------------------------------------------------------------------------------------------------------
25 - 48                           52        7,071,477      5.91      135,990         747          22.49
-------------------------------------------------------------------------------------------------------------
49 - 72                           105       18,001,375    15.05      171,442         748          26.41
-------------------------------------------------------------------------------------------------------------
73 - 96                           34        7,008,675      5.86      206,137         736          36.70
-------------------------------------------------------------------------------------------------------------
97 - 120                          134       43,849,508    36.66      327,235         725          50.12
-------------------------------------------------------------------------------------------------------------
121 - 144                         73        24,310,980    20.33      333,027         718          54.21
-------------------------------------------------------------------------------------------------------------
145 - 168                         45        17,227,151    14.40      382,826         735          51.50
-------------------------------------------------------------------------------------------------------------
193 - 216                          1          13,337       0.01       13,337         539          61.00
-------------------------------------------------------------------------------------------------------------
241 - 264                          1          28,972       0.02       28,972         639          54.00
-------------------------------------------------------------------------------------------------------------
265 - 288                          3         144,467       0.12       48,156         578          65.43
-------------------------------------------------------------------------------------------------------------
289 - 312                          4         512,090       0.43      128,022         648          61.11
-------------------------------------------------------------------------------------------------------------
361 or greater                     1          40,032       0.03       40,032         431          81.00
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Seasoning of the Mortgage Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Seasoning                    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
25 - 36                           91        31,680,241    26.49      348,135         741          50.97
-------------------------------------------------------------------------------------------------------------
37 - 48                            4        1,124,797      0.94      281,199         712          50.53
-------------------------------------------------------------------------------------------------------------
49 - 60                           67        20,559,855    17.19      306,864         709          54.23
-------------------------------------------------------------------------------------------------------------
61 - 72                           141       42,166,401    35.26      299,052         726          46.36
-------------------------------------------------------------------------------------------------------------
73 - 84                            8         500,794       0.42       62,599         677          43.26
-------------------------------------------------------------------------------------------------------------
85 - 96                            2         111,656       0.09       55,828         607          65.85
-------------------------------------------------------------------------------------------------------------
97 or greater                     169       23,454,363    19.61      138,783         745          24.90
-------------------------------------------------------------------------------------------------------------
Total:                            482      119,598,107    100.00     248,129         730          44.77
-------------------------------------------------------------------------------------------------------------


Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation
Date of May 1, 2004.


V. Collateral details:  group II collateral tableS

Credit Score Distribution of the Mortgage
Loans

                                                                                  Weighted
                                                                                  Average
                                                      Percentage of Average      Current
Credit Score Distribution    Number of       Principal   Mortgage   Principal    Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Ratio (%)
-----------------------------------------------------------------------------------------------
499 or less                        6        2,045,956      1.69      340,993        71.95
-----------------------------------------------------------------------------------------------
500 - 519                         10        3,083,498      2.55      308,350        71.24
-----------------------------------------------------------------------------------------------
520 - 539                          6        1,689,199      1.40      281,533        69.88
-----------------------------------------------------------------------------------------------
540 - 559                          7        1,958,332      1.62      279,762        73.18
-----------------------------------------------------------------------------------------------
560 - 579                         10        3,246,321      2.68      324,632        70.23
-----------------------------------------------------------------------------------------------
580 - 599                         10        2,583,598      2.14      258,360        69.16
-----------------------------------------------------------------------------------------------
600 - 619                          8        1,833,365      1.52      229,171        74.16
-----------------------------------------------------------------------------------------------
620 - 639                         17        6,201,807      5.13      364,812        72.04
-----------------------------------------------------------------------------------------------
640 - 659                         17        6,316,456      5.22      371,556        68.40
-----------------------------------------------------------------------------------------------
660 - 679                         17        7,144,760      5.91      420,280        63.45
-----------------------------------------------------------------------------------------------
680 - 699                         27        11,589,271     9.58      429,232        64.73
-----------------------------------------------------------------------------------------------
700 - 719                         26        10,256,474     8.48      394,480        60.95
-----------------------------------------------------------------------------------------------
720 - 739                         27        9,985,406      8.26      369,830        61.37
-----------------------------------------------------------------------------------------------
740 - 759                         30        11,453,609     9.47      381,787        64.65
-----------------------------------------------------------------------------------------------
760 or greater                    109       41,554,014    34.36      381,229        63.53
-----------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853        65.09
-----------------------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances of the
Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                    Weighted        Average
                                                    Percentage of Average            Average        Current
Original Mortgage Loan Principal  Number of     Principal   Mortgage   Principal     Credit        Loan-to-Value
Balances of the Mortgage Loans  Mortgage Loans Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
1 - 100,000                        8         616,138       0.51       77,017         618          75.51
-------------------------------------------------------------------------------------------------------------
100,001 - 200,000                 11        1,520,404      1.26      138,219         643          63.83
-------------------------------------------------------------------------------------------------------------
200,001 - 300,000                 24        5,467,331      4.52      227,805         586          72.64
-------------------------------------------------------------------------------------------------------------
300,001 - 400,000                 136       44,647,021    36.92      328,287         720          66.25
-------------------------------------------------------------------------------------------------------------
400,001 - 500,000                 87        35,630,223    29.46      409,543         712          63.41
-------------------------------------------------------------------------------------------------------------
500,001 - 600,000                 39        18,930,698    15.65      485,403         710          66.55
-------------------------------------------------------------------------------------------------------------
600,001 - 700,000                 14        8,194,743      6.78      585,339         701          66.47
-------------------------------------------------------------------------------------------------------------
700,001 - 800,000                  4        2,486,202      2.06      621,551         737          53.24
-------------------------------------------------------------------------------------------------------------
800,001 - 900,000                  2        1,604,411      1.33      802,205         737          56.33
-------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                2        1,844,893      1.53      922,446         736          46.86
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------





Net Mortgage Rates of the Mortgage Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Net Mortgage Rates          Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
5.500 - 5.999                      6        1,850,201      1.53      308,367         684          57.41
-------------------------------------------------------------------------------------------------------------
6.000 - 6.499                     97        36,605,731    30.27      377,379         718          66.44
-------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     224       82,486,133    68.20      368,242         704          64.66
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Mortgage Rates of the Mortgage Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Rates              Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
6.000 - 6.499                     10        3,346,671      2.77      334,667         691          57.41
-------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     207       78,946,323    65.28      381,383         715          64.72
-------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     110       38,649,071    31.96      351,355         695          66.49
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Original LTV Ratios of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original LTV Ratios           Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      28        10,797,168     8.93      385,613         740          36.19
-------------------------------------------------------------------------------------------------------------
50.01 - 55.00                      8        2,768,968      2.29      346,121         742          48.48
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                     19        8,578,883      7.09      451,520         740          53.90
-------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     24        10,319,079     8.53      429,962         732          57.56
-------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     35        12,821,021    10.60      366,315         694          63.40
-------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     52        18,581,273    15.36      357,332         699          68.46
-------------------------------------------------------------------------------------------------------------
75.01 - 80.00                     133       49,659,703    41.06      373,381         706          72.77
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                      7        2,096,171      1.73      299,453         657          78.42
-------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     18        4,735,583      3.92      263,088         644          79.18
-------------------------------------------------------------------------------------------------------------
90.01 - 95.00                      3         584,214       0.48      194,738         516          89.45
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------



Current LTV Ratios

-----------------------------------------------------------------------------------------------
                               Number of                Percentage   Average      Weighted
Current LTV Ratios           ortgage Loans  Principal   f Mortgage  Principal  Average Credit
                            M              Balance ($) oLoans (%)  Balance ($)      Score
-----------------------------------------------------------------------------------------------
0.01 - 50.00                      45        15,094,911    12.48      335,442         743
-----------------------------------------------------------------------------------------------
50.01 - 55.00                     18        7,991,247      6.61      443,958         734
-----------------------------------------------------------------------------------------------
55.01 - 60.00                     34        13,784,021    11.40      405,412         722
-----------------------------------------------------------------------------------------------
60.01 - 65.00                     30        10,992,880     9.09      366,429         698
-----------------------------------------------------------------------------------------------
65.01 - 70.00                     46        17,293,703    14.30      375,950         690
-----------------------------------------------------------------------------------------------
70.01 - 75.00                     108       40,804,208    33.74      377,817         707
-----------------------------------------------------------------------------------------------
75.01 - 80.00                     32        11,214,185     9.27      350,443         691
-----------------------------------------------------------------------------------------------
80.01 - 85.00                     10        3,104,617      2.57      310,462         660
-----------------------------------------------------------------------------------------------
85.01 - 90.00                      4         662,291       0.55      165,573         528
-----------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708
-----------------------------------------------------------------------------------------------


Geographic Distribution of the Mortgaged Properties

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Credit Score Distribution    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
California                        88        34,776,374    28.75      395,186         733          64.07
-------------------------------------------------------------------------------------------------------------
Texas                             33        13,200,222    10.91      400,007         703          68.26
-------------------------------------------------------------------------------------------------------------
Georgia                           20        8,078,213      6.68      403,911         686          69.97
-------------------------------------------------------------------------------------------------------------
Virginia                          20        7,265,377      6.01      363,269         724          71.60
-------------------------------------------------------------------------------------------------------------
New York                          15        5,056,449      4.18      337,097         693          55.58
-------------------------------------------------------------------------------------------------------------
Connecticut                       11        4,468,311      3.69      406,210         729          57.42
-------------------------------------------------------------------------------------------------------------
Maryland                          13        4,067,110      3.36      312,855         678          71.21
-------------------------------------------------------------------------------------------------------------
New Jersey                        12        4,044,626      3.34      337,052         693          64.73
-------------------------------------------------------------------------------------------------------------
Florida                           12        4,031,989      3.33      335,999         726          47.56
-------------------------------------------------------------------------------------------------------------
Other                             103       35,953,392    29.73      349,062         691          66.09
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Loan Purpose of the Mortgage Loans
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Loan Purpose                Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Equity Refinance                  48        17,250,362    14.26      359,383         699          61.16
-------------------------------------------------------------------------------------------------------------
Purchase                          144       51,943,081    42.95      360,716         708          69.64
-------------------------------------------------------------------------------------------------------------
Rate/Term Refinance               135       51,748,622    42.79      383,323         711          61.82
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------









Occupancy Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Occupancy Types             Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Primary Residence                 321      119,145,953    98.51      371,171         707          65.27
-------------------------------------------------------------------------------------------------------------
Second / Vacation                  5        1,718,034      1.42      343,607         759          51.25
-------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                 1          78,077       0.06       78,077         618          87.00
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Mortgaged Property Types of the Mortgage
Loans

                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgaged Property Types   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Single Family Detached            252       95,295,693    78.79      378,158         709          64.60
-------------------------------------------------------------------------------------------------------------
Townhouse                          1         145,882       0.12      145,882         813          43.00
-------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5
stories)                           4         852,906       0.71      213,226         666          66.42
-------------------------------------------------------------------------------------------------------------
PUD (Attached)                     2         332,530       0.27      166,265         616          67.23
-------------------------------------------------------------------------------------------------------------
PUD (Detached)                    64        23,302,064    19.27      364,095         704          67.05
-------------------------------------------------------------------------------------------------------------
Single Family Dwelling -
2-4 Units                          4        1,012,990      0.84      253,248         737          66.64
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Mortgage Loan Documentation Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Loan Documentation   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Types of the Mortgage Loans   Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Full Documentation                300      112,078,360    92.67      373,595         707          65.69
-------------------------------------------------------------------------------------------------------------
Reduced Documentation             27        8,863,704      7.33      328,285         722          57.40
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Original Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Term              Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
240 - 360                         327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------









Remaining Amortization Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Remaining Amortization Term    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
25 - 48                            3         230,141       0.19       76,714         788          18.12
-------------------------------------------------------------------------------------------------------------
49 - 72                            2         260,821       0.22      130,410         785          23.17
-------------------------------------------------------------------------------------------------------------
73 - 96                            2         314,144       0.26      157,072         756          32.39
-------------------------------------------------------------------------------------------------------------
97 - 120                           1         420,646       0.35      420,646         755          43.00
-------------------------------------------------------------------------------------------------------------
121 - 144                          3         849,347       0.70      283,116         720          41.92
-------------------------------------------------------------------------------------------------------------
169 - 192                          3         921,623       0.76      307,208         753          52.29
-------------------------------------------------------------------------------------------------------------
193 - 216                          4        1,307,896      1.08      326,974         702          54.97
-------------------------------------------------------------------------------------------------------------
217 - 240                         32        9,955,718      8.23      311,116         666          62.90
-------------------------------------------------------------------------------------------------------------
241 - 264                         11        3,992,629      3.30      362,966         738          63.68
-------------------------------------------------------------------------------------------------------------
265 - 288                         43        16,773,440    13.87      390,080         727          65.02
-------------------------------------------------------------------------------------------------------------
289 - 312                         203       77,634,685    64.19      382,437         704          65.85
-------------------------------------------------------------------------------------------------------------
313 - 336                         20        8,280,975      6.85      414,049         734          71.75
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------


Seasoning of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Seasoning                    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
25 - 36                           20        8,312,578      6.87      415,629         738          70.57
-------------------------------------------------------------------------------------------------------------
37 - 48                            2         584,956       0.48      292,478         634          74.87
-------------------------------------------------------------------------------------------------------------
49 - 60                           43        16,102,049    13.31      374,466         701          64.12
-------------------------------------------------------------------------------------------------------------
61 - 72                           229       86,408,261    71.45      377,329         713          65.17
-------------------------------------------------------------------------------------------------------------
73 - 84                            1          83,304       0.07       83,304         590          74.00
-------------------------------------------------------------------------------------------------------------
97 or greater                     32        9,450,916      7.81      295,341         651          60.49
-------------------------------------------------------------------------------------------------------------
Total:                            327      120,942,064    100.00     369,853         708          65.09
-------------------------------------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation
Date of May 1, 2004.




V. Collateral details:  group III collateral tableS

Credit Score Distribution of the Mortgage
Loans

-----------------------------------------------------------------------------------------------

                                                                                 Weighted
                                                      Percentage of Average      Average
Credit Score Distribution    Number of       Principal   Mortgage   Principal     Credit
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score
-----------------------------------------------------------------------------------------------
499 or less                       33        6,378,489      3.29      193,288        64.32
-----------------------------------------------------------------------------------------------
500 - 519                         31        5,944,583      3.06      191,761        76.54
-----------------------------------------------------------------------------------------------
520 - 539                         37        6,182,076      3.19      167,083        72.27
-----------------------------------------------------------------------------------------------
540 - 559                         25        4,660,217      2.40      186,409        71.90
-----------------------------------------------------------------------------------------------
560 - 579                         35        9,110,584      4.70      260,302        70.73
-----------------------------------------------------------------------------------------------
580 - 599                         38        9,658,996      4.98      254,184        70.35
-----------------------------------------------------------------------------------------------
600 - 619                         31        8,788,567      4.53      283,502        67.50
-----------------------------------------------------------------------------------------------
620 - 639                         32        9,623,670      4.96      300,740        73.81
-----------------------------------------------------------------------------------------------
640 - 659                         35        11,447,329     5.90      327,067        67.85
-----------------------------------------------------------------------------------------------
660 - 679                         45        15,515,123     8.00      344,781        70.45
-----------------------------------------------------------------------------------------------
680 - 699                         35        15,483,745     7.98      442,393        68.70
-----------------------------------------------------------------------------------------------
700 - 719                         54        19,908,171    10.26      368,670        66.84
-----------------------------------------------------------------------------------------------
720 - 739                         47        17,669,552     9.11      375,948        66.71
-----------------------------------------------------------------------------------------------
740 - 759                         36        14,299,912     7.37      397,220        66.64
-----------------------------------------------------------------------------------------------
760 or greater                    102       38,943,612    20.07      381,800        63.16
-----------------------------------------------------------------------------------------------
Subtotal                          616      193,614,627    99.79      314,309        67.81
-----------------------------------------------------------------------------------------------
N/A                                3         402,115       0.21      134,038        55.21
-----------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436        67.79
-----------------------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances of the
Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
Original Mortgage Loan                                 Percentage of Average      Average        Current
Principal Balances of the     Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans              Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
1 - 100,000                       74        4,777,289      2.46       64,558         569          69.21
-------------------------------------------------------------------------------------------------------------
100,001 - 200,000                 67        8,585,527      4.43      128,142         563          72.10
-------------------------------------------------------------------------------------------------------------
200,001 - 300,000                 65        15,233,387     7.85      234,360         586          73.21
-------------------------------------------------------------------------------------------------------------
300,001 - 400,000                 222       73,584,914    37.93      331,464         688          69.84
-------------------------------------------------------------------------------------------------------------
400,001 - 500,000                 111       45,746,246    23.58      412,128         703          66.54
-------------------------------------------------------------------------------------------------------------
500,001 - 600,000                 46        22,975,690    11.84      499,472         712          66.16
-------------------------------------------------------------------------------------------------------------
600,001 - 700,000                 22        13,393,353     6.90      608,789         678          63.27
-------------------------------------------------------------------------------------------------------------
700,001 - 800,000                  7        5,013,669      2.58      716,238         714          57.88
-------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                5        4,706,666      2.43      941,333         637          52.37
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------





 Net Mortgage Rates of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Net Mortgage Rates of the    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
6.500 - 6.999                     273       96,723,593    49.85      354,299         696          67.27
-------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     299       89,084,536    45.92      297,942         661          68.54
-------------------------------------------------------------------------------------------------------------
7.500 - 7.999                     47        8,208,613      4.23      174,651         622          65.74
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


 Mortgage Rates of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Mortgage Rates of the        Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
7.000 - 7.499                     374      127,483,361    65.71      340,865         690          67.87
-------------------------------------------------------------------------------------------------------------
7.500 - 7.999                     245       66,533,381    34.29      271,565         652          67.64
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


Original LTV Ratios of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Original LTV Ratios of the    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans              Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      30        12,896,451     6.65      429,882         706          41.25
-------------------------------------------------------------------------------------------------------------
50.01 - 55.00                     17        6,289,948      3.24      369,997         738          50.35
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                     38        12,839,424     6.62      337,880         693          54.22
-------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     44        13,601,270     7.01      309,120         683          59.78
-------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     58        20,622,049    10.63      355,553         698          64.12
-------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     107       33,061,069    17.04      308,982         685          68.41
-------------------------------------------------------------------------------------------------------------
75.01 - 80.00                     239       76,587,411    39.47      320,449         669          74.45
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                     19        3,494,281      1.80      183,910         658          79.68
-------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     48        11,613,633     5.99      241,951         618          82.68
-------------------------------------------------------------------------------------------------------------
90.01 - 95.00                     19        3,011,207      1.55      158,485         544          89.46
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------












Current LTV Ratios

------------------------                                                      Weighted
                                                   Percentage of Average      Average
Current LTV Ratios        Number of       Principal   Mortgage   Principal     Credit
                        Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score
-----------------------------------------------------------------------------------------------
0.01 - 50.00                      61        19,048,704     9.82      312,274         705
-----------------------------------------------------------------------------------------------
50.01 - 55.00                     23        9,534,566      4.91      414,546         728
-----------------------------------------------------------------------------------------------
55.01 - 60.00                     43        13,373,081     6.89      311,002         668
-----------------------------------------------------------------------------------------------
60.01 - 65.00                     64        22,372,883    11.53      349,576         694
-----------------------------------------------------------------------------------------------
65.01 - 70.00                     94        31,207,931    16.09      331,999         686
-----------------------------------------------------------------------------------------------
70.01 - 75.00                     141       42,912,078    22.12      304,341         670
-----------------------------------------------------------------------------------------------
75.01 - 80.00                     131       41,942,653    21.62      320,173         668
-----------------------------------------------------------------------------------------------
80.01 - 85.00                     37        8,860,783      4.57      239,481         623
-----------------------------------------------------------------------------------------------
85.01 - 90.00                     23        4,345,944      2.24      188,954         596
-----------------------------------------------------------------------------------------------
90.01 - 95.00                      2         418,118       0.22      209,059         548
-----------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677
-----------------------------------------------------------------------------------------------


Geographic Distribution of the Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Geographic Distribution of    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
the Mortgaged Properties    Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
California                        177       64,492,556    33.24      364,365         711          65.27
-------------------------------------------------------------------------------------------------------------
Florida                           44        13,243,466     6.83      300,988         695          69.14
-------------------------------------------------------------------------------------------------------------
Texas                             47        13,148,862     6.78      279,763         626          68.81
-------------------------------------------------------------------------------------------------------------
New York                          40        12,667,067     6.53      316,677         693          68.10
-------------------------------------------------------------------------------------------------------------
Virginia                          29        9,989,749      5.15      344,474         672          66.83
-------------------------------------------------------------------------------------------------------------
Maryland                          23        8,161,361      4.21      354,842         657          71.69
-------------------------------------------------------------------------------------------------------------
Georgia                           26        7,792,944      4.02      299,729         620          67.14
-------------------------------------------------------------------------------------------------------------
Other                             233       64,520,737    33.26      276,913         656          69.49
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


Loan Purpose of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Loan Purpose of the          Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Equity Refinance                  116       31,882,963    16.43      274,853         680          63.85
-------------------------------------------------------------------------------------------------------------
Purchase                          243       75,734,373    39.03      311,664         680          72.91
-------------------------------------------------------------------------------------------------------------
Rate/Term Refinance               260       86,399,406    44.53      332,305         673          64.75
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------





Occupancy Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                Weighted        Average
                                                     Percentage of Average      Average        Current
Occupancy Types of the      Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans            Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Primary Residence                 592      188,057,344    96.93      317,664         676          67.67
-------------------------------------------------------------------------------------------------------------
Second / Vacation                 14        4,894,479      2.52      349,606         728          71.89
-------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                13        1,064,919      0.55       81,917         602          69.00
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


Mortgaged Property Types of the Mortgage
Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Mortgaged Property Types of   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
the Mortgage Loans          Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Single Family Detached            452      138,419,587    71.34      306,238         681          67.51
-------------------------------------------------------------------------------------------------------------
Townhouse                          3        1,168,531      0.60      389,510         650          61.04
-------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5
stories)                          19        4,067,347      2.10      214,071         711          72.31
-------------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8
stories)                           1         359,356       0.19      359,356         765          75.00
-------------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories
or more)                           3        1,170,540      0.60      390,180         734          68.75
-------------------------------------------------------------------------------------------------------------
Cooperative Units                  1         268,981       0.14      268,981         680          49.00
-------------------------------------------------------------------------------------------------------------
Manufactured Housing               4         324,491       0.17       81,123         632          69.25
-------------------------------------------------------------------------------------------------------------
Condotel                           1         228,570       0.12      228,570         790          75.00
-------------------------------------------------------------------------------------------------------------
PUD (Attached)                     9        1,976,222      1.02      219,580         628          67.84
-------------------------------------------------------------------------------------------------------------
PUD (Detached)                    118       44,584,600    22.98      377,836         663          68.71
-------------------------------------------------------------------------------------------------------------
Single Family Dwelling -
2-4 Units                          8        1,448,517      0.75      181,065         644          57.98
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


Mortgage Loan Documentation Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Mortgage Loan Documentation   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Types of the Mortgage Loans Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Full Documentation                499      163,551,986    84.30      327,759         676          69.20
-------------------------------------------------------------------------------------------------------------
Reduced Documentation             120       30,464,757    15.70      253,873         679          60.19
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


Original Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Term of the         Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
240 - 360                         619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------
Remaining Amortization Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                               Number of                Percentage                               Weighted
                             ortgage Loans              f Mortgage                Weighted       Average
                                                        Loans (%)    Average    verage Credit    Current
Remaining Amortization Term                 Principal               Principal       Score      oan-to-Value
of the Mortgage Loans       M              Balance ($) o           Balance ($) A              L Ratio (%)
-------------------------------------------------------------------------------------------------------------
0 or less                          1           102         0.00        102           780           1.00
-------------------------------------------------------------------------------------------------------------
1 - 24                             3          51,384       0.03       17,128         737           4.79
-------------------------------------------------------------------------------------------------------------
25 - 48                            1          91,116       0.05       91,116         791          15.00
-------------------------------------------------------------------------------------------------------------
49 - 72                            2         329,610       0.17      164,805         730          27.40
-------------------------------------------------------------------------------------------------------------
73 - 96                            2         449,672       0.23      224,836         699          38.49
-------------------------------------------------------------------------------------------------------------
97 - 120                           3         363,594       0.19      121,198         654          41.87
-------------------------------------------------------------------------------------------------------------
145 - 168                          3         998,488       0.51      332,829         689          47.83
-------------------------------------------------------------------------------------------------------------
169 - 192                          7        1,495,265      0.77      213,609         691          54.70
-------------------------------------------------------------------------------------------------------------
193 - 216                         10        3,065,831      1.58      306,583         686          60.07
-------------------------------------------------------------------------------------------------------------
217 - 240                         59        16,774,332     8.65      284,311         683          61.42
-------------------------------------------------------------------------------------------------------------
241 - 264                         17        3,753,156      1.93      220,774         642          63.74
-------------------------------------------------------------------------------------------------------------
265 - 288                         98        24,224,574    12.49      247,190         652          70.23
-------------------------------------------------------------------------------------------------------------
289 - 312                         287       91,716,507    47.27      319,570         665          69.79
-------------------------------------------------------------------------------------------------------------
313 - 336                         126       50,703,111    26.13      402,406         709          67.52
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------




Seasoning of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Seasoning of the Mortgage    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Loans                      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
25 - 36                           127       51,886,967    26.74      408,559         712          67.21
-------------------------------------------------------------------------------------------------------------
37 - 48                           18        5,985,265      3.08      332,515         707          71.44
-------------------------------------------------------------------------------------------------------------
49 - 60                           77        24,108,413    12.43      313,096         675          68.07
-------------------------------------------------------------------------------------------------------------
61 - 72                           310       89,624,314    46.19      289,111         655          69.56
-------------------------------------------------------------------------------------------------------------
73 - 84                           15        3,287,442      1.69      219,163         647          65.60
-------------------------------------------------------------------------------------------------------------
97 or greater                     72        19,124,341     9.86      265,616         683          59.91
-------------------------------------------------------------------------------------------------------------
Total:                            619      194,016,742    100.00     313,436         677          67.79
-------------------------------------------------------------------------------------------------------------


Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation
Date of May 1, 2004.


V. Collateral details:  group IV collateral tableS



Credit Score Distribution of the Mortgage
Loans

----------------------------------------------------------------------------------------------
                                                                                Weighted
                                                                                Average
                                                      Percentage of Average    Current
Credit Score Distribution    Number of       Principal   Mortgage   Principal  Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($) Ratio (%)
----------------------------------------------------------------------------------------------
499 or less                       114       10,470,906     7.53       91,850       78.83
----------------------------------------------------------------------------------------------
500 - 519                         87        10,370,705     7.46      119,204       76.80
----------------------------------------------------------------------------------------------
520 - 539                         89        8,300,921      5.97       93,269       80.06
----------------------------------------------------------------------------------------------
540 - 559                         75        7,363,044      5.30       98,174       78.37
----------------------------------------------------------------------------------------------
560 - 579                         98        10,115,310     7.28      103,217       79.10
----------------------------------------------------------------------------------------------
580 - 599                         94        8,596,608      6.18       91,453       74.71
----------------------------------------------------------------------------------------------
600 - 619                         124       10,745,031     7.73       86,653       80.58
----------------------------------------------------------------------------------------------
620 - 639                         152       11,232,127     8.08       73,896       78.95
----------------------------------------------------------------------------------------------
640 - 659                         171       13,588,575     9.78       79,465       77.69
----------------------------------------------------------------------------------------------
660 - 679                         146       13,390,482     9.63       91,716       77.22
----------------------------------------------------------------------------------------------
680 - 699                         110       8,264,415      5.95       75,131       80.41
----------------------------------------------------------------------------------------------
700 - 719                         87        9,274,867      6.67      106,608       74.95
----------------------------------------------------------------------------------------------
720 - 739                         80        5,663,045      4.07       70,788       79.27
----------------------------------------------------------------------------------------------
740 - 759                         41        2,858,599      2.06       69,722       77.39
----------------------------------------------------------------------------------------------
760 or greater                    67        7,677,097      5.52      114,584       69.37
----------------------------------------------------------------------------------------------
Subtotal                         1,535     137,911,730    99.21       89,845       77.66
----------------------------------------------------------------------------------------------
N/A                               15        1,091,181      0.79       72,745       70.79
----------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679       77.61
----------------------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances of the
Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
Original Mortgage Loan                                Percentage of Average      Average        Current
Principal Balances of the    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
1 - 100,000                      1,132      60,937,884    43.84       53,832        626           78.64
-------------------------------------------------------------------------------------------------------------
100,001 - 200,000                 302       38,158,314    27.45      126,352        602           80.51
-------------------------------------------------------------------------------------------------------------
200,001 - 300,000                 40        8,919,112      6.42      222,978        603           79.11
-------------------------------------------------------------------------------------------------------------
300,001 - 400,000                 43        14,420,988    10.37      335,372        650           73.08
-------------------------------------------------------------------------------------------------------------
400,001 - 500,000                 22        9,704,431      6.98      441,110        613           74.06
-------------------------------------------------------------------------------------------------------------
500,001 - 600,000                  7        3,684,394      2.65      526,342        666           67.13
-------------------------------------------------------------------------------------------------------------
600,001 - 700,000                  1         612,810       0.44      612,810        659           71.00
-------------------------------------------------------------------------------------------------------------
800,001 - 900,000                  2        1,624,370      1.17      812,185        661           52.68
-------------------------------------------------------------------------------------------------------------
1,000,001 - 1,100,000              1         940,608       0.68      940,608        511           73.00
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------





Net Mortgage Rates of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                Weighted        Average
                                                     Percentage of Average      Average        Current
Net Mortgage Rates of the   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans            Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
7.500 - 7.999                     104       14,097,860    10.14      135,556        624           73.28
-------------------------------------------------------------------------------------------------------------
8.000 - 8.499                     302       32,897,260    23.67      108,931        622           73.90
-------------------------------------------------------------------------------------------------------------
8.500 - 8.999                     440       39,538,021    28.44       89,859        614           76.14
-------------------------------------------------------------------------------------------------------------
9.000 - 9.499                     410       29,768,957    21.42       72,607        617           79.30
-------------------------------------------------------------------------------------------------------------
9.500 - 9.999                     233       17,323,692    12.46       74,351        633           84.50
-------------------------------------------------------------------------------------------------------------
10.000 - 10.499                   33        2,877,657      2.07       87,202        638           94.08
-------------------------------------------------------------------------------------------------------------
10.500 - 10.999                   15        1,252,273      0.90       83,485        648           82.01
-------------------------------------------------------------------------------------------------------------
11.000 - 11.499                    7         779,457       0.56      111,351        572           97.28
-------------------------------------------------------------------------------------------------------------
11.500 - 11.999                    2         219,169       0.16      109,584        512           99.59
-------------------------------------------------------------------------------------------------------------
12.000 - 12.499                    1         107,330       0.08      107,330        463           68.00
-------------------------------------------------------------------------------------------------------------
12.500 - 12.999                    2         100,110       0.07       50,055        623           74.09
-------------------------------------------------------------------------------------------------------------
13.000 - 13.499                    1          41,126       0.03       41,126        496           68.00
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Mortgage Rates of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                                               Weighted        Average
                                                    Percentage of Average      Average        Current
Mortgage Rates of the      Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans           Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
8.000 - 8.499                     157       21,128,674    15.20      134,578        629           72.97
-------------------------------------------------------------------------------------------------------------
8.500 - 8.999                     384       39,581,747    28.48      103,077        614           74.60
-------------------------------------------------------------------------------------------------------------
9.000 - 9.499                     397       32,548,359    23.42       81,986        617           76.27
-------------------------------------------------------------------------------------------------------------
9.500 - 9.999                     423       32,030,423    23.04       75,722        620           80.70
-------------------------------------------------------------------------------------------------------------
10.000 - 10.499                   143       9,758,409      7.02       68,241        637           88.88
-------------------------------------------------------------------------------------------------------------
10.500 - 10.999                   21        1,703,784      1.23       81,133        652           92.98
-------------------------------------------------------------------------------------------------------------
11.000 - 11.499                   13        1,098,831      0.79       84,525        638           85.67
-------------------------------------------------------------------------------------------------------------
11.500 - 11.999                    7         749,518       0.54      107,074        561           97.26
-------------------------------------------------------------------------------------------------------------
12.000 - 12.499                    1         154,601       0.11      154,601        508           99.00
-------------------------------------------------------------------------------------------------------------
13.000 - 13.499                    3         207,439       0.15       69,146        540           70.94
-------------------------------------------------------------------------------------------------------------
13.500 - 13.999                    1          41,126       0.03       41,126        496           68.00
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------





Original LTV Ratios of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Original LTV Ratios of the    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans              Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      31        2,929,126      2.11       94,488        687           38.63
-------------------------------------------------------------------------------------------------------------
50.01 - 55.00                     12        2,227,215      1.60      185,601        675           50.11
-------------------------------------------------------------------------------------------------------------
55.01 - 60.00                     24        1,861,967      1.34       77,582        644           54.54
-------------------------------------------------------------------------------------------------------------
60.01 - 65.00                     40        3,101,827      2.23       77,546        602           60.59
-------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     132       10,127,864     7.29       76,726        628           64.47
-------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     148       16,991,541    12.22      114,808        634           71.00
-------------------------------------------------------------------------------------------------------------
75.01 - 80.00                     479       48,535,411    34.92      101,327        613           76.20
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                     78        6,218,042      4.47       79,718        608           80.53
-------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     441       31,748,144    22.84       71,991        611           86.06
-------------------------------------------------------------------------------------------------------------
90.01 - 95.00                     76        6,125,495      4.41       80,599        588           91.59
-------------------------------------------------------------------------------------------------------------
95.01 - 100.00                    33        3,651,918      2.63      110,664        644           97.72
-------------------------------------------------------------------------------------------------------------
100.01 - 105.00                   23        2,373,234      1.71      103,184        616          101.25
-------------------------------------------------------------------------------------------------------------
105.01 - 110.00                   33        3,111,127      2.24       94,277        683          104.24
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Current LTV Ratios

-------------------------                                                       Weighted
                                                     Percentage of Average      Average
Current LTV Ratios          Number of       Principal   Mortgage   Principal     Credit
                          Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score
----------------------------------------------------------------------------------------------
0.01 - 50.00                      53        4,867,881      3.50       91,847        678
----------------------------------------------------------------------------------------------
50.01 - 55.00                     22        2,630,984      1.89      119,590        666
----------------------------------------------------------------------------------------------
55.01 - 60.00                     41        3,379,420      2.43       82,425        643
----------------------------------------------------------------------------------------------
60.01 - 65.00                     66        5,552,428      3.99       84,128        614
----------------------------------------------------------------------------------------------
65.01 - 70.00                     126       10,912,697     7.85       86,609        619
----------------------------------------------------------------------------------------------
70.01 - 75.00                     207       22,264,492    16.02      107,558        626
----------------------------------------------------------------------------------------------
75.01 - 80.00                     412       39,967,347    28.75       97,008        615
----------------------------------------------------------------------------------------------
80.01 - 85.00                     147       10,696,464     7.70       72,765        610
----------------------------------------------------------------------------------------------
85.01 - 90.00                     329       24,940,199    17.94       75,806        606
----------------------------------------------------------------------------------------------
90.01 - 95.00                     60        4,795,735      3.45       79,929        586
----------------------------------------------------------------------------------------------
95.01 - 100.00                    37        4,019,320      2.89      108,630        651
----------------------------------------------------------------------------------------------
100.01 - 105.00 *                 50        4,975,943      3.58       99,519        650
----------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620
----------------------------------------------------------------------------------------------
        * No loan with a Current LTV in excess of 100.00% will be included in the final mortgage loan population.














Geographic Distribution of the Mortgaged Properties

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Geographic Distribution of    Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
the Mortgaged Properties    Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Texas                             196       16,012,340    11.52       81,696        616           79.43
-------------------------------------------------------------------------------------------------------------
Florida                           117       11,388,479     8.19       97,337        612           78.15
-------------------------------------------------------------------------------------------------------------
California                        58        11,011,173     7.92      189,848        625           70.21
-------------------------------------------------------------------------------------------------------------
New York                          86        10,760,847     7.74      125,126        635           72.29
-------------------------------------------------------------------------------------------------------------
Georgia                           80        7,560,933      5.44       94,512        585           76.94
-------------------------------------------------------------------------------------------------------------
Ohio                              109       7,328,277      5.27       67,232        615           83.69
-------------------------------------------------------------------------------------------------------------
Illinois                          67        6,338,794      4.56       94,609        619           76.07
-------------------------------------------------------------------------------------------------------------
Arizona                           61        5,437,464      3.91       89,139        657           78.59
-------------------------------------------------------------------------------------------------------------
Michigan                          75        4,843,698      3.48       64,583        617           81.40
-------------------------------------------------------------------------------------------------------------
North Carolina                    52        4,298,167      3.09       82,657        603           79.49
-------------------------------------------------------------------------------------------------------------
Other                             649       54,022,739    38.86       83,240        623           78.38
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Loan Purpose of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                Weighted        Average
                                                     Percentage of Average      Average        Current
Loan Purpose of the         Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans            Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Equity Refinance                  465       40,435,946    29.09       86,959        619           72.52
-------------------------------------------------------------------------------------------------------------
Purchase                          890       78,911,791    56.77       88,665        621           81.29
-------------------------------------------------------------------------------------------------------------
Rate/Term Refinance               195       19,655,174    14.14      100,796        619           73.30
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Occupancy Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Occupancy Types of the       Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Primary Residence                 696       86,785,223    62.43      124,691        611           77.66
-------------------------------------------------------------------------------------------------------------
Second / Vacation                 42        4,097,595      2.95       97,562        629           70.29
-------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                812       48,120,093    34.62       59,261        637           78.14
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------










 Mortgaged Property Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Mortgaged Property Types of   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
the Mortgage Loans          Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Single Family Detached            893       83,862,410    60.33       93,911        612           77.30
-------------------------------------------------------------------------------------------------------------
Townhouse                         32        2,922,107      2.10       91,316        635           79.29
-------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5
stories)                          91        5,826,536      4.19       64,028        646           74.36
-------------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8
stories)                           1          36,081       0.03       36,081        601           93.00
-------------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories
or more)                           5         522,849       0.38      104,570        732           67.16
-------------------------------------------------------------------------------------------------------------
Manufactured Housing              35        2,552,016      1.84       72,915        617           76.08
-------------------------------------------------------------------------------------------------------------
Condotel                           5         422,309       0.30       84,462        707           54.50
-------------------------------------------------------------------------------------------------------------
Leasehold                          4         642,942       0.46      160,736        634           74.05
-------------------------------------------------------------------------------------------------------------
PUD (Attached)                    14         895,292       0.64       63,949        629           76.20
-------------------------------------------------------------------------------------------------------------
PUD (Detached)                    92        14,126,528    10.16      153,549        625           78.59
-------------------------------------------------------------------------------------------------------------
Single Family Dwelling -
2-4 Units                         378       27,193,840    19.56       71,941        632           79.39
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Mortgage Loan Documentation Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                  Weighted        Average
                                                       Percentage of Average      Average        Current
Mortgage Loan Documentation   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Types of the Mortgage Loans Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
Full Documentation               1,071      85,270,271    61.34       79,617        622           80.19
-------------------------------------------------------------------------------------------------------------
Reduced Documentation             479       53,732,640    38.66      112,177        618           73.50
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Original Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Original Term of the         Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Mortgage Loans             Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
240 - 360                        1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------




Remaining Amortization Term of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                                                 Weighted        Average
                                                      Percentage of Average      Average        Current
Remaining Amortization Term  Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
of the Mortgage Loans      Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
0                                  1           327         0.00        327          728           1.00
-------------------------------------------------------------------------------------------------------------
1 - 24                             3          5,892        0.00       1,964         640           9.27
-------------------------------------------------------------------------------------------------------------
25 - 48                            1          8,094        0.01       8,094         784           27.00
-------------------------------------------------------------------------------------------------------------
49 - 72                            1          14,979       0.01       14,979   Not Available      28.00
-------------------------------------------------------------------------------------------------------------
73 - 96                            3         110,356       0.08       36,785        650           41.98
-------------------------------------------------------------------------------------------------------------
97 - 120                           6         155,198       0.11       25,866        650           36.46
-------------------------------------------------------------------------------------------------------------
121 - 144                         11        1,193,420      0.86      108,493        728           54.55
-------------------------------------------------------------------------------------------------------------
145 - 168                          9        1,000,539      0.72      111,171        692           57.25
-------------------------------------------------------------------------------------------------------------
169 - 192                         16        1,239,113      0.89       77,445        638           61.93
-------------------------------------------------------------------------------------------------------------
193 - 216                         31        2,017,024      1.45       65,065        597           68.51
-------------------------------------------------------------------------------------------------------------
217 - 240                         43        3,466,789      2.49       80,623        605           66.83
-------------------------------------------------------------------------------------------------------------
241 - 264                         136       11,448,199     8.24       84,178        598           71.61
-------------------------------------------------------------------------------------------------------------
265 - 288                         175       13,618,476     9.80       77,820        621           74.53
-------------------------------------------------------------------------------------------------------------
289 - 312                         671       60,037,811    43.19       89,475        618           78.28
-------------------------------------------------------------------------------------------------------------
313 - 336                         443       44,686,693    32.15      100,873        625           82.20
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------


Seasoning of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                                                Weighted        Average
                                                     Percentage of Average      Average        Current
Seasoning of the Mortgage   Number of       Principal   Mortgage   Principal     Credit        Loan-to-Value
Loans                     Mortgage Loans   Balance ($)  Loans (%)  Balance ($)   Score          Ratio (%)
-------------------------------------------------------------------------------------------------------------
25 - 36                            2         895,336       0.64      447,668        709           78.90
-------------------------------------------------------------------------------------------------------------
37 - 48                           761       72,789,471    52.37       95,650        625           80.89
-------------------------------------------------------------------------------------------------------------
49 - 60                           435       34,797,086    25.03       79,993        617           76.96
-------------------------------------------------------------------------------------------------------------
61 - 72                           164       13,898,658    10.00       84,748        622           73.54
-------------------------------------------------------------------------------------------------------------
73 - 84                           39        2,424,947      1.74       62,178        632           73.73
-------------------------------------------------------------------------------------------------------------
85 - 96                            2          76,395       0.05       38,198        543           68.00
-------------------------------------------------------------------------------------------------------------
97 or greater                     147       14,121,018    10.16       96,061        594           66.92
-------------------------------------------------------------------------------------------------------------
Total:                           1,550     139,002,911    100.00      89,679        620           77.61
-------------------------------------------------------------------------------------------------------------